Exhibit 4.1

NUMBER	Meredith Enterprises, Inc.	SHARES

ME	INCORPORATION UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK		CUSIP 589439 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

MEREDITH ENTERPRISES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed with the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed.

DATED:	[SEAL]

/s/ CHARLES P. WINGARD		/s/ ALLEN K. MEREDITH
SECRETARY		CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

MEREDITH ENTERPRISES, INC.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO PERSON MAY BENEFICIALLY OWN SHARES OF COMMON STOCK IN EXCESS OF 5.0% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE LIMITATIONS. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON TO BENEFICIALLY OWN MORE THAN 5.0% OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION (OR AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO REDEEM SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS SUCH MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    – as tenants in common                        UNIF GIFT/TRANSFER MIN ACT–                      Custodian

TEN ENT      – as tenants by the entireties                                                                                       (Cust)                        (Minor)

JT TEN          – as joint tenants with right of                                                                            under Uniform Gift/Transfer to

                                         survivorship and not as tenants                                                                       Minors Act

                                         in common                                                                                                                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the              premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.